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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 18, 1998
                                                        -----------------



                                THE GEON COMPANY
               (Exact name of registrant as specified in charter)



   Delaware                       1-11804                        34-1730488
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                    One Geon Center, Avon Lake, Ohio     44012
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              (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code    440-930-1001
                                                        ----------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Geon Company announced that it will consolidate its compounding operations with the closing of two manufacturing plants and the partial closing of two additional plant sites. The affected facilities, located in Canada and the United States, are part of the former Synergistics Industries Ltd. operations that Geon acquired in late 1997.



Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of November 18, 1998 announcing the restructure of compounding assets.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE GEON COMPANY



                                               By    \s\ Gregory L. Rutman
                                                 -------------------------------
                                               Secretary


Dated November 20, 1998